EXHIBIT 10.2

TRISTAR WELLNESS SOLUTIONS

SECURITIES PURCHASE AGREEMENT
Series D Convertible Preferred Stock at $3.75 per Share

__________________________

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is made and entered into effective as of the 14th day of February, 2013 (the “Effective Date”) by and between TriStar Wellness Solutions, Inc., a Nevada corporation (the “Company”), and Alan Schaefer, an individual (the “Purchaser”).  The Company and Purchaser shall each be referred to as a “Party” and collectively as the “Parties.”

AGREEMENT

1.           PURCHASE OF SHARES:  On the Closing Date (as hereinafter defined), subject to the terms and conditions set forth in this Agreement, the Purchaser hereby agrees to purchase, and the Company hereby agrees to sell, 13,334 shares of Series D Convertible Preferred Stock (the “Shares”) of the Company at a per-share purchase price of Three Dollars and Seventy Five Cents ($3.75 per share, for a total purchase price of Fifty Thousand Dollars ($50,000) (the “Purchase Price”).

2.           CLOSING AND DELIVERY:

a)  Upon the terms and subject to the conditions set forth herein, the consummation of the purchase and sale of the Shares (the “Closing”) shall be held simultaneous with the execution of this Agreement, or at such other time mutually agreed upon between the constituent Parties (the “Closing Date”).  The Closing shall take place at the offices of counsel for the Company set forth in Section 6 hereof, or by the exchange of documents and instruments by mail, courier, facsimile and wire transfer to the extent mutually acceptable to the Parties hereto.

b)  At the Closing:

(i)            The Company and the Purchaser shall execute this Agreement, which shall serve as evidence of ownership of the Shares, free from restrictions on transfer except as set forth in this Agreement.  Subsequent to the Closing, at a time chosen by the Company in its sole discretion, the Company will issue a stock certificate to the Purchaser.

(ii)           The Purchaser shall deliver to the Company the Purchase Price.

3.           REPRESENTATIONS, WARRANTIES AND AGREEMENTS BY PURCHASER:  The Purchaser hereby represents, warrants and agrees as follows:

a)  Purchase for Own Account.  Purchaser represents that he is acquiring the Shares solely for his own account and beneficial interest for investment and not for sale or with a view to distribution of the Shares or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

b) Ability to Bear Economic Risk.  Purchaser acknowledges that an investment in the Shares involves a high degree of risk, and represents that he is able, without materially impairing his financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss of his investment.

c)  Access to Information.  The Purchaser acknowledges that the Purchaser has been furnished with such financial and other information concerning the Company, the directors and officers of the Company, and the business and proposed business of the Company as the Purchaser considers necessary in connection with the Purchaser’s investment in the Shares.  Purchaser has also had an opportunity to review the Term Sheet attached hereto as Exhibit B.  As a result, the Purchaser is thoroughly familiar with the proposed business, operations, properties and financial condition of the Company and has discussed with officers of the Company any questions the Purchaser may have had with respect thereto.  The Purchaser understands:

(i)	The risks involved in this investment, including the speculative nature of the investment;

(ii)	The financial hazards involved in this investment, including the risk of losing the Purchaser’s entire investment;

(iii)	The lack of liquidity and restrictions on transfers of the Shares; and

(iv)	The tax consequences of this investment.

The Purchaser has consulted with the Purchaser’s own legal, accounting, tax, investment and other advisers with respect to the tax treatment of an investment by the Purchaser in the Shares and the merits and risks of an investment in the Shares.

d) Shares Part of Private Placement.  The Purchaser has been advised that the Shares have not been registered under the Securities Act of 1933, as amended (the “Act”), or qualified under the securities law of any state, on the ground, among others, that no distribution or public offering of the Shares is to be effected and the Shares will be issued by the Company in connection with a transaction that does not involve any public offering within the meaning of section 4(2) of the Act and/or Regulation D as promulgated by the Securities and Exchange Commission under the Act, and under any applicable state blue sky authority.  The Purchaser understands that the Company is relying in part on the Purchaser’s representations as set forth herein for purposes of claiming such exemptions and that the basis for such exemptions may not be present if, notwithstanding the Purchaser’s representations, the Purchaser has in mind merely acquiring the Shares for resale on the occurrence or nonoccurrence of some predetermined event.  The Purchaser has no such intention.

e) Purchaser Not Affiliated with Company.  The Purchaser, either alone or with the Purchaser’s professional advisers (i) are unaffiliated with, have no equity interest in, and are not compensated by, the Company or any affiliate or selling agent of the Company, directly or indirectly (other than as set forth in the Investor Questionnaire attached hereto as Exhibit A); (ii) has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of an investment in the Shares; and (iii) has the capacity to protect the Purchaser’s own interests in connection with the Purchaser’s proposed investment in the Shares.

f)  Further Limitations on Disposition.  Purchaser further acknowledges that the Shares are restricted securities under Rule 144 of the Act, and, therefore, if the Company, in its sole discretion, chooses to issue any certificates reflecting the ownership interest in the Shares, those certificates will contain a restrictive legend substantially similar to the following:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Without in any way limiting the representations set forth above, Purchaser further agrees not to make any disposition of all or any portion of the Shares unless and until:

(i)           There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

(ii)          Purchaser shall have obtained the consent of the Company and notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Act or any applicable state securities laws.

Notwithstanding the provisions of subparagraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by such Purchaser to a partner (or retired partner) of Purchaser, or transfers by gift, will or intestate succession to any spouse or lineal descendants or ancestors, if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were Purchasers hereunder as long as the consent of the Company is obtained.

g) Accredited Investor Status (Please check one).  Purchaser

___X__ is

_____ is not

an “accredited investor” as such term is defined in Rule 501 under the Act because Purchaser either:

(i)           has a net worth of at least $1,000,000 (for purposes of this question, Purchaser may include spouse's net worth and may include the fair market value of home furnishings and automobiles, but must exclude from the calculation the value of Purchaser’s primary residence and the related amount of any indebtedness on primary residence up to the fair market value of the primary residence (any indebtedness that exceeds the fair market value of the primary residence must be deducted from net worth calculation)), or

(ii)           had an individual income of more than $200,000 in each of the two most recent calendar years, and reasonably expects to have an individual income in excess of $200,000 in the current calendar year; or along with Purchaser’s spouse had joint income in excess of $300,000 in each of the two most recent calendar years, and reasonably expects to have a joint income in excess of $300,000 in the current calendar year.

For purposes of this Agreement, “individual income” means “adjusted gross income” as reported for Federal income tax purposes, exclusive of any income attributable to a spouse or to property owned by a spouse:  (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended, (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Sections 1202 of the Internal Revenue Code as it was in effect prior to enactment of the Tax Reform Act of 1986.

For purposes of this Agreement, “joint income” means, “adjusted gross income,” as reported for Federal income tax purposes, including any income attributable to a spouse or to property owned by a spouse, and increased by the following amounts:  (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code as it was in effect prior to enactment of the Tax Reform Act of 1986.

For the purposes of this Agreement, “net worth” means (except as otherwise specifically defined) the excess of total assets at fair market value, including home and personal property, over total liabilities, including mortgages and income taxes on unrealized appreciation of assets.

h) Purchaser Qualifications.

(i)           If the Purchaser is an individual, the Purchaser is over 21 years of age; and if the Purchaser is an unincorporated association, all of its members are of such age.

(ii)          If the Purchaser is a corporation, partnership, employee benefit plan or IRA, the Purchaser was either:

(a)           not formed for the purpose of investing in the Shares, has or will have other substantial business or investments, and is (please check one):

_____
an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, provided that the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, and the plan fiduciary is a bank, savings and loan association, insurance company or registered investment adviser; or

_____	an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 that has total assets in excess of $5,000,000; or

_____	each of its shareholders, partners, or beneficiaries is an Accredited Investor; or

_____	the plan is a self directed employee benefit plan and the investment decision is made solely by a person that is an Accredited Investor; or

_____	a corporation, a partnership, or a Massachusetts or similar business trust with total assets in excess of $5,000,000.

(b)           formed for the specific purpose of investing in the Shares, and is an Accredited Investor because each of its shareholders or beneficiaries is an Accredited Investor.

(iii)         If the Purchaser is a Trust, the Purchaser was either:

(a)           not formed for the specific purpose of investing in the Shares, and is an Accredited Investor because (please check one):

_____	the trust has total assets in excess of $5,000,000 and the investment decision has been made by a “sophisticated person”; or

_____
the trustee making the investment decision on its behalf is a bank (as defined in Section 3(a)(2) of the Act), a saving and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, acting in its fiduciary capacity; or

_____
the undersigned trustee certifies that the trust is an Accredited Investor because the grantor(s) of the trust may revoke the trust at any time and regain title to the trust assets and has (have) retained sole investment control over the assets of the trust and the (each) grantor(s) is an Accredited Investor; or

_____	the undersigned trustee certifies that the trust is an Accredited Investor because all of the beneficial owners of the trust are Accredited Investors

(b)           formed for the specific purpose of investing in the Shares, and the undersigned trustee certifies that the trust is an Accredited Investor because the grantor(s) of the trust may revoke the trust at any time and regain title to the trust assets and has (have) retained sole investment control over the assets of the trust and the (each) grantor(s) is an Accredited Investor.

i)  Purchaser Authorization.  The Purchaser, if not an individual, is empowered and duly authorized to enter into this Agreement under any governing document, partnership agreement, trust instrument, pension plan, charter, certificate of incorporation, bylaw provision or the like; this Agreement constitutes a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms; and the person signing this Agreement on behalf of the Purchaser is empowered and duly authorized to do so by the governing document or trust instrument, pension plan, charter, certificate of incorporation, bylaw provision, board of directors or stockholder resolution, or the like.

j)  No Backup Withholding.  The Social Security Number or taxpayer identification shown in this Agreement is correct, and the Purchaser is not subject to backup withholding because (i) the Purchaser has not been notified that he or she is subject to backup withholding as a result of a failure to report all interest and dividends or (ii) the Internal Revenue Service has notified the Purchaser that he or she is no longer subject to backup withholding.

k) Investor Questionnaire.  The Purchaser has accurately completed the Investor Questionnaire attached hereto as Exhibit A and incorporated by reference herein.

4.           REPRESENTATIONS, WARRANTIES AND AGREEMENTS BY COMPANY:  The Company hereby represents, warrants and agrees as follows:

a) Authority of Company.  The Company has all requisite authority to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement.

b) Authorization.  All actions on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement by the Company and the performance of the Company’s obligations hereunder has been taken or will be taken prior to the issuance of the Shares.  This Agreement, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws.  The issuance of the Shares will be validly issued, fully paid and nonassessable, will not violate any preemptive rights, rights of first refusal, or any other rights granted by the Company, and will be issued in compliance with all applicable federal and state securities laws, and will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the Purchaser through no action of the Company; provided, however, that the Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time the transfer is proposed.

c) Governmental Consents.  All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority required on the part of the Company in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated hereby shall have been obtained, except for notices required or permitted to be filed with certain state and federal securities commissions, which notices will be filed on a timely basis.

5.           INDEMNIFICATION:  The Purchaser hereby agrees to indemnify and defend the Company and its officers and directors and hold them harmless from and against any and all liability, damage, cost or expense incurred on account of or arising out of:

(a) Any breach of or inaccuracy in the Purchaser’s representations, warranties or agreements herein;

(b) Any disposition of any Shares contrary to any of the Purchaser’s representations, warranties or agreements herein;

(c) Any action, suit or proceeding based on (i) a claim that any of said representations, warranties or agreements were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company or any director or officer of the Company under the Act, or (ii) any disposition of any Shares.

6.           MISCELLANEOUS:

a) Binding Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties.  Nothing in this Agreement, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

b) Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of Connecticut (without giving effect to conflicts of law principles) as to all matters, including validity, construction, effect, performance and remedies of and under this Agreement.  Venue in any and all suits, actions and proceedings between the parties hereto and relating to the subject matter of this Agreement shall be in the courts located in Westport, Connecticut (the “Courts”), which shall have exclusive jurisdiction for such purpose, and Holder and Obligor hereby irrevocably submit to the exclusive jurisdiction of such Courts and irrevocably waive the defense of an inconvenient forum to the maintenance of any such suit, action or proceeding.  Service of process may be made in any manner recognized by such Courts.  Holder and Obligor each hereby irrevocably waives its right to a jury trial arising out of any dispute in connection with this Agreement or the transactions contemplated hereby.

c) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

d) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

e) Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the Party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, or (c) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent as follows:

If to the Company:	TriStar Wellness Solutions, Inc.
10 Saugatuck Avenue, Westport, CT 06880 Telecopy: 203-226-9029 Attention: President & CEO

with a copy to:

Law Offices of Craig V. Butler 9900 Research Drive Irvine, CA 92618 Attn: Craig V. Butler, Esq. Facsimile (949) 209-2545

If to Purchaser:

Facsimile (___)___________________

 or at such other address as the Company or Purchaser may designate by ten (10) days advance written notice to the other Party hereto.

f) Modification; Waiver.  No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and approved by the Company and the Purchaser.

g) Entire Agreement; Successors.  This Agreement and the Exhibits hereto constitute the full and entire understanding and agreement between the Parties with regard to the subjects hereof and no Party shall be liable or bound to the other Party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.  The representations, warranties and agreements contained in this Agreement shall be binding on the Purchaser’s successors, assigns, heirs and legal representatives and shall inure to the benefit of the respective successors and assigns of the Company and its directors and officers.

h) Expenses.  Each Party shall pay their own expenses in connection with this Agreement.  In addition, should either Party commence any action, suit or proceeding to enforce this Agreement or any term or provision hereof, then in addition to any other damages or awards that may be granted to the prevailing Party, the prevailing Party shall be entitled to have and recover from the other Party such prevailing Party’s reasonable attorneys’ fees and costs incurred in connection therewith.

i) Currency.  All currency is expressed in U.S. dollars.

IN WITNESS WHEREOF, the Parties have executed this Securities Purchase Agreement as of the date first written above.

“Company”		“Purchaser”

TriStar Wellness Solutions, Inc.,		Alan B. Schaefer,
a Nevada corporation		an individual

	/s/ John Linderman	/s/ Alan B. Schaefer
By:	John Linderman
Its:	President and CEO

Exhibit A

Investor Questionnaire
(to be completed by each Purchaser)

Name: ____________________________	SSN or FEIN: ________________________

Home Phone: _______________________	Email: _____________________________

Work Phone: _______________________

1.	a. State of Residence:
b. For how long?
c. Do you maintain a residence in any other state?

2.	In which state(s) do you

a. File state income tax returns:
b. Vote:
c. Hold current driver’s license:
d. Maintain a house or apartment:

3.	What is your present age?__________________.
What is your date of birth? ______________________

4.           Is your net worth in excess of $1,000,000? (for purposes of this question, Purchaser may include spouse's net worth and may include the fair market value of home furnishings and automobiles, but must exclude from the calculation the value of Purchaser’s primary residence and the related amount of any indebtedness on primary residence up to the fair market value of the primary residence (any indebtedness that exceeds the fair market value of the primary residence must be deducted from net worth calculation)).

Yes ☐   No ☐
5.           Was your individual gross income during each of the past two years in excess of $200,000?

Yes ☐   No ☐

6.           If your answer to question 5 was yes, do you reasonably anticipate that your gross income for the current year will be in excess of $200,000?

Yes ☐   No ☐

7.           Was your joint gross income with your spouse in excess of $300,000 in each of the last two years?

Yes  ☐  No  ☐

8.           If your answer to question 7 was yes, do you reasonably anticipate that your joint gross income with your spouse for the current year will be in excess of $300,000?

Yes  ☐  No  ☐

9.           Does this investment exceed twenty percent (20%) of your net worth?  (For purposes of this question, you may include your spouse’s net worth and the fair market value of your home, home furnishings and automobiles).

Yes  ☐  No  ☐

10.         Does this investment exceed ten percent (10%) of your net worth?  (For purposes of this question, you may include your spouse’s net worth and the fair market value of your home, home furnishings and automobiles).

Yes  ☐  No  ☐

11.	Your estimated gross income for 2013 is:
Less than $75,000	_____
$75,000 - $200,000	_____
Over $200,000	_____

12.	Your gross income for 2012 was:
Less than $75,000	_____
$75,000 - $200,000	_____
Over $200,000	_____

13.	Your gross income for 2011 was:
Less than $75,000	_____
$75,000- $200,000	_____
Over $200,000	_____

14.	Current estimated Net Worth (exclusive of home, automobiles):
Less than $150,000	_____
$150,000 - $250,000	_____
Over $250,000	_____

15.           Investment Experience:

(A)  Please indicate the frequency of your investment in securities that are registered and transferred on one or more of the major United States securities exchanges:  Often _____   Occasionally _____   Seldom _____   Never _____.

(B)   Please indicate the frequency of your investment in securities which are purchased, sold or transferred in private transactions:  Often _____   Occasionally _____   Seldom _____ Never _____.

(C)   If your answer to (A) or (B) above was Seldom or Never, please provide your qualifications in evaluating the merits and risks of this investment?

16.           Describe below any business or personal relationship you have with any affiliates of the officers or directors of the Company or any of its affiliates, subsidiaries or business entities in conjunction with this purchase of Shares in the Company, including a statement of the name of the individual(s)and the length of time you have know such individual(s).

17.           Have you participated in any prior investments or other business transactions with the Company or its officers, directors, employees, agents or any of its affiliates?

Yes ☐ No ☐ – If yes, please describe:

18.           Do you currently have an equity interest in the Company?

Yes ☐ No ☐ – If yes, please describe:

Exhibit B

SERIES D CONVERTIBLE PREFERRED STOCK TERM SHEET

TRISTAR WELLNESS SOLUTIONS, INC.
Updated January 23, 2012

Company:	TriStar Wellness Inc., a Nevada corporation (the “Company”).

Date of Formation:	August 28, 2000

Offering:
· Up to $1,000,000 new investment
· Dividend shall not be mandatory. If declared by the Board Series D Preferred Stock shall have preference over common stock and equal to other series of preferred stock
· All participation and voting rights will be on an “as converted to common stock” basis
· Conversion rate shall be 1 share of Series D Preferred Stock for 25 shares of common stock
· Purchase price of this offering of Series D Preferred Stock shall $3.75 per share.
· Investment minimum:  $50,000

Use of Proceeds:
The Company plans to use the proceeds from the sale of the preferred stock in this offering for initial payments for target acquisitions, as well as for, general working capital expenses, including, but not limited to, expenses related to being a public company and preparation for a subsequent round of financing, as follows:

· $600,000 –payments for target acquisitions or related transactions
· $400,000 – general working capital

Capitalization:
Before the offering:

· The Company is authorized to issue 750,000,000 shares of common stock and 25,000,000 shares of preferred stock.
· All preferred stock has a par value of $.001 per share
· As of the date set forth above, there are 42,161 shares of common stock issued and outstanding and 6,905,000 shares of preferred stock outstanding with varying rights and preferences.

After the offering:

· If all the new preferred D Shares are purchased there will be an additional 200,000 shares of preferred stock outstanding and if all the shares of all series of preferred stock are converted into the Company’s common stock there will be 131,067,161 shares of the Company’s common stock outstanding.

Subsidiaries:	The Company has one subsidiary: TriStar Consumer Products, Inc.

Future Capital Needs:	The Company has significant additional capital needs. The terms upon which the Company will be able to raise additional capital are unknown.

Statement of Risk Factors

We have a limited operating history and no historical financial information upon which you may evaluate our performance.

You should consider, among other factors, our prospects for success in light of the risks and uncertainties encountered by companies that, like us, are in their early stages of development.  We may not successfully address these risks and uncertainties or successfully implement our existing and new products and services.  If we fail to do so, it could materially harm our business and impair the value of our common stock.  Even if we accomplish these objectives, we may not generate the positive cash flows or profits we anticipate in the future.  We were incorporated in Nevada on August 28, 2000.  We have limited operations.  Unanticipated problems, expenses and delays are frequently encountered in establishing a new business and developing new products and services.  These include, but are not limited to, inadequate funding, lack of consumer acceptance, competition, product development, and inadequate sales and marketing.  The failure by us to meet any of these conditions would have a materially adverse effect upon us and may force us to reduce or curtail operations.  No assurance can be given that we can or will ever operate profitably.

If we are unable to meet our future capital needs, we may be required to reduce or curtail operations.

To date, we have relied on funding from certain shareholders and officers and directors to fund operations.  We have extremely limited cash liquidity and capital resources.  Our future capital requirements will depend on many factors, including our ability to successfully sell our Beaute de Maman products, as well as test, develop, and bring to market  products based on our Soft and Smooth Assets, target appropriate acquisitions and partners, manage our cash flow from operations, and competing market developments.  Our business plan requires additional funding beyond the proceeds of this offering.  Consequently, although we currently have no specific plans or arrangements for financing other than this offering, we intend to raise additional funds subsequent to this offering through private placements or other financings.  Any equity financings would result in dilution to our then-existing stockholders.  Sources of debt financing may result in higher interest expense.  Any financing, if available, may be on unfavorable terms.  If adequate funds are not obtained, we may be required to reduce or curtail operations.  We anticipate that our existing capital resources, together with the net proceeds of this offering, if the entire offering is sold, will be adequate to satisfy our operating expenses and capital requirements for approximately six months.  However, this estimate of expenses and capital requirements may prove to be inaccurate.

If we are unable to attract and retain key personnel, we may not be able to compete effectively in our market.

Our success will depend, in part, on our ability to attract and retain key management beyond what we have today.  We will attempt to enhance our management and technical expertise by recruiting qualified individuals who possess desired skills and experience in certain targeted areas.  Our inability to retain employees and attract and retain sufficient additional employees, and information technology, engineering and technical support resources, could have a material adverse effect on our business, financial condition, results of operations and cash flows.  The loss of key personnel could limit our ability to develop and market our products.

We may not be able to effectively manage our growth and operations, which could materially and adversely affect our business.

We may experience rapid growth and development in a relatively short period of time through acquisitions and/or by aggressively marketing our products.  The management of this growth will require, among other things, continued development of our financial and management controls and management information systems, stringent control of costs, increased marketing activities, the ability to attract and retain qualified management personnel and the training of new personnel.  We intend to hire additional personnel in order to manage our expected growth and expansion.  Failure to successfully manage our possible growth and development could have a material adverse effect on our business and the value of our common stock.

We may be unable to adequately protect our proprietary rights.

Our ability to compete partly depends on the superiority, uniqueness and value of our intellectual property and technology.  To protect our proprietary rights, we will rely on a combination of patent, copyright and trade secret laws, confidentiality agreements with our employees and third parties, and protective contractual provisions.  Despite these efforts, any of the following occurrences may reduce the value of our intellectual property:

·	Our applications for patents relating to our business may not be granted and, if granted, may be challenged or invalidated;
·	Issued patents may not provide us with any competitive advantages;
·	Our efforts to protect our intellectual property rights may not be effective in preventing misappropriation of our technology;
·	Our efforts may not prevent the development and design by others of products or technologies similar to or competitive with, or superior to those we develop; or
·	Another party may obtain a blocking patent and we would need to either obtain a license or design around the patent in order to continue to offer the contested feature or service in our products.

We may be forced to litigate to defend our intellectual property rights, or to defend against claims by third parties against us relating to intellectual property rights.

We may be forced to litigate to enforce or defend our intellectual property rights, to protect our trade secrets or to determine the validity and scope of other parties’ proprietary rights.  Any such litigation could be very costly and could distract our management from focusing on operating our business.  The existence and/or outcome of any such litigation could harm our business.

Because our officers, directors and principal shareholders control a large percentage of our voting rights, such insiders have the ability to influence matters affecting our shareholders.

Following this offering, our officers and directors and primary shareholders as a group will beneficially control over 96% of our outstanding voting rights on all matters brought before our stockholders for a vote.  As a result, they have the ability to influence matters affecting our shareholders, including the election of our directors, the acquisition or disposition of our assets, and the future issuance of our shares.  Because they control such shares, investors may find it difficult to replace our management if they disagree with the way our business is being operated.  Because the influence by these insiders could result in management making decisions that are in the best interest of those insiders and not in the best interest of the investors, you may lose some or all of the value of your investment in our common stock.

There is only a very limited trading market for our common stock, which may impede your ability to sell our shares.

Currently, there is only a very limited trading market for our common stock, and there can be no assurance that such a market will grow in the future.  There can be no assurance that holders of our common stock will be able to liquidate his or her investment without considerable delay, if at all.  If a more robust trading market does commence, the price may be highly volatile.  Factors discussed herein may have a significant impact on the market price of the shares offered.  Moreover, due to the relatively low price of our securities, many brokerage firms may not effect transactions in our common stock if a market is established.  Rules enacted by the SEC increase the likelihood that most brokerage firms will not participate in a potential future market for our common stock.  Those rules require, as a condition to brokers effecting transactions in certain defined securities (unless such transaction is subject to one or more exemptions), that the broker obtain from its customer or client a written representation concerning the customer’s financial situation, investment experience and investment objectives.  Compliance with these procedures tends to discourage most brokerage firms from participating in the market for certain low-priced securities.

If converted, the common stock underlying the Series D Convertible Preferred Stock will be restricted securities and will have limited liquidity.

The shares of our common stock to be issued upon any conversion of the Company’s Series D Convertible Preferred Stock being offered hereby are restricted securities under the 1933 Act.  Investors will be required to hold these securities for which there is only a very limited market. Under Rule 144 promulgated under the Securities Exchange Act of 1934, as amended, the securities will have to be held for at least six months prior to sale, unless a registration statement is sooner filed for the benefit of the investors.  Even if we filed such a registration statement there may be no market for these securities.

Dilution will result from the issuance of common stock upon conversion of the Series D Preferred Stock.

Purchasers of the Series D Preferred Stock will experience immediate substantial dilution when other holders of convertible instruments convert their securities into our common stock.

The issuance of additional common stock, preferred stock, and/or the resale of our issued and outstanding common stock could cause substantial dilution to investors in this offering.

Our Articles of Incorporation authorize the issuance of up to 750,000,000 shares of common stock and 25,000,000 shares of preferred stock.  Our Board of Directors has the authority to issue additional shares of common stock, preferred stock and to issue options and warrants to purchase shares of our common stock without shareholder approval.  Future issuances of common stock could be at values below our current stock price and therefore could represent further substantial dilution to investors in the offering.  In addition, the Board of Directors could issue large blocks of voting stock to fend off unwanted tender offers or hostile takeovers without further shareholder approval.

Our common stock is governed under The Securities Enforcement and Penny Stock Reform Act of 1990.

The Securities Enforcement and Penny Stock Reform Act of 1990 requires additional disclosure relating to the market for penny stocks in connection with trades in any stock defined as a penny stock.  The Commission has adopted regulations that generally define a penny stock to be any equity security that has a market price of less than $5.00 per share, subject to certain exceptions.  Such exceptions include any equity security listed on NASDAQ and any equity security issued by an issuer that has (i) net tangible assets of at least $2,000,000, if such issuer has been in continuous operation for three years, (ii) net tangible assets of at least $5,000,000, if such issuer has been in continuous operation for less than three years, or (iii) average annual revenue of at least $6,000,000, if such issuer has been in continuous operation for less than three years.  Unless an exception is available, the regulations require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule explaining the penny stock market and the risks associated therewith.

Capitalization

Number of Shares of Company Common Stock Authorized:  750,000,000

Number of Shares of Company Common Stock Outstanding:  42,161

Number of Shares of Company Preferred Stock Authorized:  25,000,000

Number of Shares of Company Series A Preferred Stock Outstanding:  620,000

Number of Shares of Company Series B Preferred Stock Outstanding:  1,000,000

Number of Shares of Company Series C Preferred Stock Outstanding:  710,000

Number of Shares of Company Series D Preferred Stock Outstanding:  4,575,000